Exhibit 10.1

AMENDMENT NO. 7

Dated as of September 21, 2005

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 9, 2002

THIS AMENDMENT NO. 7 (this “Amendment”) is entered into as of September 21, 2005 by and among SYNNEX CORPORATION (formerly known as SYNNEX Information Technologies, Inc.), a Delaware corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as a Lender and in its capacity as the contractual representative for itself and the Lenders (the “Agent”), and BANK OF AMERICA, N.A., as a Lender (“Bank of America”). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 9, 2002 (as amended by that certain Amendment No. 1, dated October 17, 2002, that certain Amendment No. 2, dated May 15, 2003, that certain Amendment No. 3, dated June 30, 2003, that certain Amendment No. 4, dated September 5, 2003, that certain Amendment No. 5, dated December 30, 2003, and that certain Amendment No. 6, dated as of September 17, 2004, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows.

1. Amendment to the Credit Agreement. As of the Effective Date (as hereafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1. Section 4.1 is hereby amended by amending Annex E to the Credit Agreement by deleting Paragraph 2 thereof in its entirety and replacing it with the following: “Intentionally Omitted”.

1.2. Clause (c) of Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) the Borrower may (i) repurchase shares of its common stock or options for such shares or (ii) declare and pay dividends on its capital stock in cash, provided, in each case, that (1) the daily average of the Net Liquidity Availability for the 90-day period immediately preceding the date of such repurchase or dividend shall be at least $20,000,000, (2) no Event of Default shall have occurred and be continuing as of the date of such repurchase or dividend (both before and after giving effect thereto), (3) except as provided in clause (4) below, the aggregate amount of such repurchases and dividends shall not exceed $5,000,000 in any twelve-month period, and (4) in addition to the repurchases permitted under the foregoing clause (3), the Borrower may repurchase additional shares of its common stock or options for such shares at any time between September 1, 2005 and November 30, 2006 in an aggregate amount not to exceed $20,000,000; and”

2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when, the Agent shall have received each of the following:

(a) counterparts of this Amendment duly executed by the Borrower and the Requisite Lenders; and

(b) a Consent in the form attached hereto executed by each of ComputerLand Corporation and MiTAC Industrial Corp.

3. Representations and Warranties of the Borrower.

3.1. Upon the effectiveness of this Amendment pursuant to Section 2 hereof, the Borrower hereby reaffirms in all material respects all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and that, as of the Effective Date of this Amendment and after giving effect hereto, no Default or Event of Default has occurred and is continuing.

3.2. The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

4. Reference to and Effect on the Credit Agreement.

4.1. Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the date hereof, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

4.2. Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

9. No Course of Dealing. The Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Lenders are not establishing any course of dealing with the Borrower. The Agent’s and the Lenders’ rights to require strict performance with all the terms and conditions of the Credit Agreement as amended by this Amendment and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor any Lender shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.

10. Release. To induce the Agent and Lenders to enter into this Amendment, the Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against the Agent or Lenders relating to any Loan Documents or any actions or events occurring on or before the date hereof. The Borrower waives and releases any right to assert same.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 7 has been duly executed as of the day and year first above written.

SYNNEX CORPORATION (formerly known as SYNNEX Information Technologies, Inc.), as the Borrower

By:	/s/ Dennis Polk
Name:	Dennis Polk
Title:	SVP Corporate Finance and Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Eugene Seip
Name:	Eugene Seip
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

Amendment No. 7

to

Amended and Restated Credit Agreement

CONSENT

Each of the undersigned, as Guarantor under a Subsidiary Guaranty executed in favor of the Agent in connection with the Amended and Restated Credit Agreement referred to in Amendment No. 7 to Amended and Restated Credit Agreement (as the same may have been or be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) and/or as Grantor under a Subsidiary Security Agreement executed in favor of the Agent in connection with the Amended and Restated Credit Agreement referred to in such Amendment (as the same may have been or be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), hereby consents to such Amendment and confirms and agrees that (i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

COMPUTERLAND CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

MiTAC INDUSTRIAL CORP.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary